UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-03287

                         New Alternatives Fund

(Exact name of registrant as specified in charter)

150 Broadhollow Road, Suite PH2

                                 Melville, New York 11747

(Address of principal executive offices) (Zip code)

David J. Schoenwald, President

New Alternatives Fund

150 Broadhollow Road, Suite PH2

                                 Melville, New York 11747

(Name and address of agent for service)

Registrant’s telephone number, including area code:  631-423-7373

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

(b) Not Applicable.

New Alternatives Fund A SOCIALLY RESPONSIBLE MUTUAL FUND EMPHASIZING ALTERNATIVE ENERGY AND THE ENVIRONMENT	.

SEMI-ANNUAL

FINANCIAL REPORT

INVESTOR SHARES: NAEFX

CLASSA SHARES: NALFX

JUNE 30, 2021

(Unaudited)

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (https://www.newalternativesfund.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary or, if you invest directly with the Fund, by logging into your account at www.newalternativesfund.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-441-6580 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a prospectus for the Fund.

THE FUND	150 Broadhollow Road	Melville, New York 11747	(800) 423-8383	(631) 423-7373
BNY Mellon Investment Servicing (US) Inc.	PO Box 9794	Providence, RI 02940	(800) 441-6580	(610) 382-7819
Overnight Address	4400 Computer Drive	Westborough, MA 01581
Foreside Funds Distributors LLC	400 Berwyn Park,	Berwyn, PA 19312
899 Cassatt Road

Recycled Paper

NEW ALTERNATIVES FUND

SHAREHOLDER LETTER

Dear Shareholders,

As we were preparing this report and letter, the UN International Panel on Climate Change (IPCC) Working Group issued a sobering 6th Assessment Report ahead of a meeting scheduled to take place in Glasgow, Scotland later this year. The report was generally viewed as pessimistic in that it noted that the harmful environmental effects of human induced climate change was taking place more rapidly than earlier research anticipated. It concluded that we have gone past the point where we can prevent many of the serious changes in the world’s weather patterns and climate from happening. The conclusion of the report was that we should concentrate our efforts in limiting, to the extent possible, the worst possible effects by moving to reduce and eliminate greenhouse gas emissions as rapidly as possible. The best hope was that this report would spur additional action across the globe to develop renewable energy resources and environmentally beneficial projects. You can access the report here, if you wish to read it in greater depth: https://www.ipcc.ch/report/ar6/wg1/.

Fund Performance: After 2020, a year that saw New Alternatives Fund gain over 60 percent, 2021 has as of June 30, 2021, been a year of modest retreat. The Fund’s Class A Shares had a total return of -3.52 percent and the Investor Shares had a total return of -3.63 percent as of June 30, 2021.

The Net Asset Value (“NAV”) of New Alternatives Fund’s Class A Shares was $97.00 on December 31, 2020 and closed at $93.59 on June 30, 2021. The Fund’s Investor Shares ended with a NAV of $96.52 on December 31, 2020, and closed at $93.01 on June 30, 2021. The Fund’s net assets increased from $427,826,710 on December 31, 2020 to $474,589,418 on June 30, 2021. This increase of $46,762,708 was due primarily to a net increase in the number of Fund shares sold.

Approximately 29.6 percent of the Fund’s investments at June 30, 2021 were in U.S. based companies, including 5.8 percent held in cash (and cash equivalents) in U.S. banks and credit unions. European companies comprised approximately 45.4 percent of the Fund’s holdings, with 33.2 percent of that amount priced in Euros. The remaining countries and regions represented in the Fund’s portfolio included Canada/Bermuda: 19.1 percent; and Asia/Oceana (Japan, China, New Zealand, Australia): 5.9 percent. More details on this are contained on the chart on page 12.

The Fund’s largest sector, at 63.6 percent of holdings—Renewable Energy Power Producers and Developers—was the primary contributor to our performance from January 1 to June 30, 2021. These companies, with a few exceptions, lost between 1 percent (Trustpower Ltd./New Zealand) and 31 percent (Orsted AS/Denmark) of their share value. Despite these losses, most of these companies continue to pay regular dividends. The companies in this group that experienced a gain in their share price during the period from January 1 to June 30, 2021 included: NextEra Energy Partners LP, up 14 percent; Avangrid, Inc., up 13 percent; Acciona SA (Spain), up 6 percent; and Infratil Ltd. (New Zealand), up 2 percent.

Our two wind turbine manufacturers, Siemens Gamesa Renewable Energy SA (Spain) and Vestas Wind Systems AS (Denmark) also saw their share values drop in the first six months of 2021. As of June 30, Siemens Gamesa was down 17 percent and Vestas shares had dropped 15 percent. Despite

NEW ALTERNATIVES FUND

SHAREHOLDER LETTER

continued robust growth in wind energy development around the world in 2020, turbine manufacturers experienced a slowdown in orders going into 2021. Most of this was driven by continuing economic distress caused by the Covid pandemic, including supply chain disruptions in the delivery of the parts needed to build the turbines. Another effect of the global coronavirus was increased prices for raw materials, including steel, concrete, composites and precious metals. These added costs could not all be passed on to the project developers, which led to reduced profits for the manufacturers.

According to a report issued in March of 2021 by the Global Wind Energy Council (GWEC), Vestas remained the world’s largest turbine manufacturer and developer at the end of 2020. Siemens Gamesa fell from its number two ranking in 2019 to number five due to a slowdown in offshore orders in Europe. The report does note that Siemens Gamesa remains, for now, the world’s largest offshore wind turbine supplier. The renewable energy division of General Electric climbed to number two owing to stronger growth in the U.S. market. GE seems poised to become a dominant offshore turbine supplier, although as one of the newest entrants in the global wind markets, it lacks the longer operating experience and global presence of the other major companies. Two Chinese companies, Goldwind and Envision, round out the top 5 as number 3 and 4 due almost entirely to the large domestic wind market in China. China and the United States continue to be the fastest growing wind power markets in the world.

Other components of the Fund’s portfolio performed positively in the first six months of 2021. In our group of energy conservation related companies as of June 30, Johnson Controls International PLC (Ireland) gained 47 percent; Owens Corning, Inc. was up 29 percent; and energy efficient lighting manufacturer Signify NV (Netherlands) saw its share price grow by 50 percent.

The water system, water waste management and water utilities group also had a relatively strong period from January 1 to June 30, 2021. American Water Works Company, Inc. share value held steady while Veolia Environnement SA (France) increased by 25 percent, and Xylem, Inc. rose 18 percent.

In transportation, electric vehicle and battery manufacturer BYD Company, Ltd. (China) increased by 14 percent. Bicycle parts manufacturer Shimano, Inc. (Japan) continued to “ride” the recent worldwide embrace of human powered transportation, growing a modest 1 percent in share price after a more substantial rise in 2020.

Portfolio Holdings and Changes: We did not remove any of the companies in the Fund’s portfolio in the six months period from January 1 to June 30, 2021. We did add three additional positions to our portfolio holdings. One is Algonquin Power and Utilities Corp., a Canadian based renewable electric power and distribution utility with operations in Canada and a number of U.S. states. In addition to hydro, solar and wind generation facilities, Algonquin also provides transmission line operation, water distribution and waste water treatment services. Another Canadian addition was Hydro One, Ltd., an electric transmission and distribution company offering energy efficiency services to

NEW ALTERNATIVES FUND

SHAREHOLDER LETTER

approximately 1.4 million customers in the Toronto area. The last new company joining the Fund’s portfolio was Shoals Technologies Group, Inc. Shoals supplies what are known as electrical balance of system (EBOS) components to solar developers. EBOS components are the parts that convert and carry the electric power generated by solar panels into the electric grid distribution networks.

Share prices of many of our long-term holdings retreated after the large increases in 2020. We believe that the majority of the companies in the Fund’s portfolio have strong futures ahead, so we took this period as a “buy” opportunity to add shares of 25 of the 38 companies we hold. In addition to our direct purchases, we increased our share holdings of 2 companies as a result of “corporate actions.” Vestas shares underwent a 5 for 1 split in April 2021 which increased our holding from 75,000 to 400,000 shares. We also took a share dividend from Iberdrola SA (France) which, along with some purchases increased our share holdings by just under 400,000 shares. Other major purchases during this period included: Innergex Renewable Energy, Inc. (Canada), 350,000 shares; Enel SpA (Italy), 300,000 shares; and Terna SpA (Italy), 250,000 shares.

We sold off shares of only 2 companies, Signify NV and Clearway Energy, Inc. Signify was one of the few companies in the Fund that continued to experience a significant increase in share price into 2021 when so many of our other companies were retreating from their high points. We decided to book some of this profit in the expectation that Signify’s shares would experience a similar pull back later in the period. The other sale was actually a transfer of holdings. Clearway Energy underwent a reorganization in 2015 which created 2 different share classes for the Fund’s holdings: Class A shares and Class C shares. The 2 classes retained slightly different voting rights, but were otherwise identical. They did trade independently at slightly different prices, but tended to move up and down together in market trading. Once we felt confident that there was no particular advantage to holding both share classes for Fund performance or the impact of our voting rights, we decided to consolidate our Clearway Energy position in the Class A shares. So, we sold off our entire holding of 75,000 of the Class C shares and added 75,000 Class A shares, along with additional Clearway Energy purchases we made during the period from January 1 to June 30, 2021.

LookingAhead: The Covid pandemic, complete with 2nd, 3rd and 4th waves and additional variants popping up around the world has weighed on international economic development much longer that anyone initially anticipated. Supply chains continue to be disrupted. Manufacturing facilities, especially those in Southeast Asia which provide more than 50 percent of the world’s industrial parts and materials, have not resumed full capacity and there continues to be a tremendous backlog in shipping and transportation. After having mothballed ships and planes and laid off workers when the coronavirus shut everything down, transport companies have not been able to ramp operations back up to meet the renewed demand. It may take another 1 to 2 years, assuming there are no further major outbreaks of Covid (a distinct possibility), for international trade to resume its pre-pandemic levels.

Recent indications that central banks around the world, including the Federal Reserve, may begin raising interest rates to forestall inflation have contributed to the market drop of utility stocks in general, and in many of our renewable power producers. Most of these companies continue to be

NEW ALTERNATIVES FUND

SHAREHOLDER LETTER

profitable, even if their margin of profit has been somewhat trimmed recently. Because renewable energy development is predicted to be the sector of energy that will continue to expand the most, we feel we should maintain our strong positions in these companies and hope that we can return to a positive performance soon.

Despite the Fund’s down turn in the first half of 2021, we are encouraged investors still seem to believe that we are well positioned for the future. In the period from January 1 to June 30, 2021, the Fund experienced a net increase of 589,302 Class A Shares and a net increase of 71,674 Investor Shares. These sales provide a net capital inflow of $57,708,026 for Class A Shares and $7,048,699 for the Investor Shares.

In The News: As a small, stand-alone fund, New Alternatives Fund has always had a limited budget for advertising. We’ve been fortunate during the past year to have been featured in several articles in periodicals, news services and on-line bulletins. The Fund was profiled in Barron’s magazine, both on-line and in print, in the February 24, 2021 edition. If you have a Barron’s subscription, you can access the article here: https://www.barrons.com/articles/alternative-energy-fund-yield-companies-tesla-stock-51614120825. The Fund was also highlighted in the Bloomberg Green newsletter, https://www.bloomberg.com/news/articles/2021-04-28/climate-fund-choices-for-investors-are-multiplying-green-insight in April. We received a profile in a Zack’s investment research bulletin in February, 2021 and numerous mentions in Nasdaq bulletins during the last six months.

Our shareholders have always been one of our best resources for getting the word out about New Alternatives Fund. If you believe that the Fund is a positive investment in our planet’s future, as well as a good investment in general, we encourage you to tell your friends and ask your financial advisors to look into adding the Fund to their socially responsible, sustainable investment choices. All the information you need is available on our web site at www.newalternativesfund.com.

We continue to encourage all shareholders to create an on-line account log-on, which is available through a link on our web site. When you access the web site, go to the “Open An Account” link on the selection bar and follow the instructions to create your account access. You can use this link to open an account, purchase or redeem shares, check the current balance of your account, sign up for e-delivery of reports and documents, and perform account maintenance such as address changes.

SPECIAL NOTE (Round 2): In the Fund’s Annual Financial Report, dated December 31, 2020, we announced that we would be changing the Fund’s policy on printing and distributing physical copies of future Annual and Semi-Annual Reports. We said that starting with this report, we would no longer provide printed reports delivered to shareholders by mail, unless you specifically contacted the Fund, either in writing at: New Alternatives Fund, 150 Broadhollow Road, Suite PH2, Melville, NY 11747; by email at: info@newalternativesfund.com; or by calling our shareholder services center at 800-441-6580 to affirmatively request a printed copy. Some of you, who have created on-line access to your accounts, have already chosen to receive your reports electronically. This change would make that the default option for everyone. We are still considering whether to make this change in our

NEW ALTERNATIVES FUND

SHAREHOLDER LETTER

distribution of these reports, but have decided for now to wait until the next Annual Report for December 31, 2021 at the earliest. If we do decide to go to all electronic delivery, you will receive a mailed notice ahead of the change.

Shareholder Comments: We continue to receive, use and welcome advice and comments from shareholders. You can contact us by e-mail at: info@newalternativesfund.com, regular “snail mail” (Support the Postal Service!) or give us a call at 800-423-8383 or 631-423-7373.

David Schoenwald

Murray Rosenblith

August 16, 2021

The Principal Underwriter is Foreside Funds Distributors LLC and the Co-Distributor is Accrued Equities, Inc.

Investment Objective: The Fund’s investment objective is long-term capital appreciation, with income as a secondary objective. We seek to achieve its investment objective by investing in equity securities. The equity securities in which the Fund invests consist primarily of common stocks. Other equity securities in which the Fund may invest include Yield Cos*, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and publicly traded master limited partnerships (“MLPs”). The Fund makes investments in a wide range of industries and in companies of all sizes. The Fund invests in equity securities of both U.S. and foreign companies, and has no limitation on the percentage of assets invested in the U.S. or abroad. Under normal market conditions, at least 25 percent of the Fund’s total assets will be invested in equity securities of companies in the alternative energy industry.

“Alternative Energy” or “Renewable Energy” means the production, conservation, storage, and transmission of energy to reduce pollution and harm to the environment, particularly when compared to conventional coal, oil or nuclear energy.

Risk Disclosure: All investments are subject to inherent risks. An investment in the Fund is no exception. Accordingly, you may lose money by investing in the Fund. This disclosure of risks is not complete. Go to our web site at: www.newalternativesfund.com, call 800-423-8383 or write to the Fund to obtain a prospectus that contains a more complete description of risks associated with investment in the Fund and other information about the Fund.

*Yield Cos are companies formed to own operating power assets which sell most of their electric production to major utilities under long term power purchase agreements. They are expected to pay most of their earnings in dividends to shareholders. They are similar in structure to Real Estate Investment Trusts (REITS)

NEW ALTERNATIVES FUND

FUND EXPENSE EXAMPLE

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs such as the sales charge and redemption fees; and (2) ongoing costs, including management fees, distribution (i.e., Rule 12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period shown (January 1, 2021) and held for the entire six months ended June 30, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six Months Ended June 30, 2021” to estimate the expenses you paid on your account during this period.

Note: The Fund’s Transfer Agent, BNY Mellon Investment Servicing (US) Inc., charges an annual IRA maintenance fee of $20 for IRA accounts. That fee is not reflected in the accompanying table.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the sales charge, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

NEW ALTERNATIVES FUND

FUND EXPENSE EXAMPLE

(Unaudited)

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Six Months Ended June 30, 2021

Class A Shares *
Actual	$1,000.00	$ 964.80	$3.95
Hypothetical
(assumes 5% return before expenses)	$1,000.00	$1,020.78	$4.06

Investor Shares **
Actual	$1,000.00	$ 963.70	$5.16
Hypothetical
(assumes 5% return before expenses)	$1,000.00	$1,019.54	$5.31

*

Expenses are equal to the annualized expense ratio of the Fund’s Class A Shares for the six-month period of 0.81%, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half year, then divided by the days in the year (365) to reflect the half year period. The Class A Shares’ ending account value on the first line in the table is based on its actual total return of (3.52)% for the six-month period of January 1, 2021 to June 30, 2021.

**

Expenses are equal to the annualized expense ratio of the Fund’s Investor Shares for the six-month period of 1.06%, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half year, then divided by the days in the year (365) to reflect the half year period. The Investor Shares’ ending account value on the third line in the table is based on its actual total return of (3.63)% for the six-month period of January 1, 2021 to June 30, 2021.

NEW ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

June 30, 2021

(Unaudited)

Sector Diversification	% of Net Assets	Value
Common Stocks
Alternate Energy:
Renewable Energy Power Producers & Developers	63.6%	$301,931,083
Wind Turbines	7.8	36,906,654
Energy Storage	0.7	3,187,250
Solar Photovoltaic	0.5	2,363,500
Energy Conservation	6.6	31,505,361
Water Systems & Utilities	5.2	24,572,962
Sustainable Energy Financial Services	4.7	22,460,000
Energy Management	3.0	14,011,608
Transportation	1.8	8,462,000
Recycling & Waste Management	0.3	1,545,000
Warrants	0.0	—
Certificates of Deposit	0.0	300,000
Other Assets in Excess of Liabilities	5.8	27,344,000

Net Assets	100.0%	$474,589,418

Top Ten Portfolio Issuers

June 30, 2021

(Unaudited)

Name	% of Net Assets
NextEra Energy Partners LP	4.8%
Hannon Armstrong Sustainable Infrastructure Capital, Inc., REIT	4.7
EDP Renovaveis SA (Spain/Portugal)	4.7
Orsted A/S (Denmark)	4.4
Iberdrola SA (Spain)	4.4
Avangrid, Inc.	4.3
Signify NV (Netherlands)	4.3
Enel SpA (Italy)	4.3
TransAlta Renewables, Inc. (Canada)	4.2
Clearway Energy, Inc., Class A	4.1

Total Top Ten	44.2%

Portfolio holdings are subject to change, risk and may not represent current compositions of the portfolio.

NEW ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

June 30, 2021

(Unaudited)

	Shares	Value
COMMON STOCKS – 94.2%
Alternate Energy — 72.6%*
Energy Storage — 0.7%
Panasonic Corp. (Japan) SP ADR	275,000	$3,187,250

		3,187,250

Renewable Energy Power Producers & Developers — 63.6%
Acciona SA (Spain)	100,000	15,094,597
Algonquin Power & Utilities Corp. (Canada)	75,000	1,116,000
Atlantica Sustainable Infrastructure PLC (United Kingdom)**	500,000	18,610,000
Avangrid, Inc.	400,000	20,572,000
Boralex, Inc., Class A (Canada)	125,000	3,806,672
Brookfield Renewable Corp., Class A (Canada)	450,000	18,873,000
Brookfield Renewable Partners LP (Bermuda/Canada)***	375,000	14,463,750
Clearway Energy, Inc., Class A	775,000	19,545,500
EDP Renovaveis SA (Spain/Portugal)	950,000	22,011,077
Enel SpA (Italy)	2,200,000	20,430,947
Eversource Energy	225,000	18,054,000
Iberdrola SA (Spain)	1,720,344	20,970,150
Infratil Ltd. (New Zealand)	2,000,000	10,764,600
Innergex Renewable Energy, Inc. (Canada)	1,100,000	19,162,000
NextEra Energy Partners LP**,***	300,000	22,908,000
Northland Power, Inc. (Canada)	325,000	11,072,913
Orsted A/S (Denmark)	150,000	21,048,435
TransAlta Renewables, Inc. (Canada)	1,175,000	19,751,750
Trustpower Ltd. (New Zealand)	650,000	3,675,692

		301,931,083

Solar Photovoltaic — 0.5%
Canadian Solar, Inc. (Canada)****	25,000	1,121,000
Shoals Technologies Group, Inc., Class A****	35,000	1,242,500

		2,363,500

Wind Turbines — 7.8%
Siemens Gamesa Renewable Energy SA (Spain)****	550,000	18,364,896
Vestas Wind Systems A/S (Denmark)	475,000	18,541,758

		36,906,654

Total Alternate Energy		344,388,487

Energy Conservation — 6.6%
Johnson Controls International PLC (Ireland)	50,000	3,431,500
Koninklijke Philips NV (Netherlands)****	102,028	5,070,792
Owens Corning, Inc.	25,000	2,447,500
Signify NV (Netherlands)****	325,000	20,555,569

		31,505,361

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2021

(Unaudited)

	Shares	Value

Water Systems & Utilities — 5.2%
American Water Works Co., Inc.	25,000	$3,853,250
Veolia Environnement SA (France) ADR	625,000	18,920,312
Xylem, Inc.	15,000	1,799,400

		24,572,962

Sustainable Energy Financial Services — 4.7%
Hannon Armstrong Sustainable Infrastructure Capital, Inc., REIT	400,000	22,460,000

		22,460,000

Energy Management — 3.0%
Hydro One Ltd. (Canada)	50,000	1,211,730
Terna Rete Elettrica Nazionale SPA (Italy)	1,100,000	8,196,378
Trane Technologies PLC (Ireland)	25,000	4,603,500

		14,011,608

Transportation — 1.8%
BYD Co. Ltd. (China) ADR	125,000	7,510,000
Shimano, Inc. (Japan) ADR	40,000	952,000

		8,462,000

Recycling & Waste Management — 0.3%
Sims Ltd. (Australia) SP ADR	125,000	1,545,000

		1,545,000

Total Common Stocks (Cost $293,132,686)		446,945,418

WARRANTS – 0.0%
Alternate Energy — 0.0%
Abengoa SA, Class B Exp. 2025 (Spain)^****	500,000	—

Total Warrants (Cost $4,204)		—

	Par

CERTIFICATES OF DEPOSIT – 0.0%
Socially Concerned Banks — 0.0%
Alternatives Federal Credit Union 0.05% due 03/13/22	$200,000	200,000
Self Help Credit Union 0.40% due 12/30/21	100,000	100,000

Total Certificates of Deposit (Cost $300,000)		300,000

Investments in Securities (Cost $293,436,890) — 94.2%		447,245,418
Other Assets in Excess of Liabilities — 5.8%		27,344,000

Net Assets — 100.0%		$474,589,418

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2021

(Unaudited)

*	See (Note 8).

**

These entities are commonly known as “Yieldco’s”. Yieldco’s are companies formed to own operating power assets which sell most of their electric production to major utilities under long term power purchase agreements. They are expected to pay most of their earnings in dividends to shareholders. They are similar in structure to Real Estate Investment Trusts (REITs).

***	Master Limited Partnership

****	Non-income producing security.

^	An investment with a value of $0 or 0.0% of the Fund’s net assets was valued by the Fund’s investment advisor.

ADR	-American Depositary Receipts
LP	-Limited Partnership
PLC	-Public Limited Company
REIT	-Real Estate Investment Trust
SP ADR	-Sponsored American Depositary Receipts

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2021

(Unaudited)

Country Portfolio Issuers

(Unaudited)

Country	% of Net Assets
United States	23.8%
Canada	19.1
Spain	16.1
Denmark	8.3
Italy	6.0
Netherlands	5.4
France	4.0
Great Britain	3.9
New Zealand	3.1
Ireland	1.7
China	1.6
Japan	0.9
Australia	0.3
Other Assets/Liabilities	5.8

100.0%

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2021

(Unaudited)

ASSETS
Investment securities at fair value (cost: $293,436,890) and (Notes 2A & 7)	$447,245,418
Cash	25,531,124
Foreign currency at value (cost: $4,602)	4,496
Receivables:
Capital shares subscribed	1,210,280
Dividends	783,373
Tax reclaims	508,562
Prepaid insurance and registration	54,542

Total Assets	475,337,795

LIABILITIES
Payables:
Capital shares reacquired	344,447
Management fees	203,707
Transfer agent fees	69,990
Custodian fees	37,411
Postage and printing fees	16,449
Professional fees	12,454
12b-1 fees	5,943
Accrued expenses and other liabilities	57,976

Total Liabilities	748,377

Net Assets	$474,589,418

ANALYSIS OF NET ASSETS
Net capital paid in shares of capital shares	$313,130,826
Total distributable earnings	161,458,592

Net Assets	$474,589,418

Class A Shares:
Net Assets	$445,534,102
Net asset value and redemption price per share ($445,534,102/4,760,508) shares of outstanding beneficial interest, unlimited authorization, no par value	$93.59

Maximum offering price per share (100/96.50 of $93.59)	$96.98

Investor Shares:
Net Assets	$29,055,316
Net asset value, offering and redemption* price per share ($29,055,316/312,378) shares of outstanding beneficial interest, unlimited authorization, no par value	$93.01

*	Redemption fee may apply (Note 1)

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2021

(Unaudited)

Investment Income:
Dividends (net of $669,931 foreign taxes withheld)	$4,689,639

Total Investment Income	4,689,639

Expenses:
Management fees (Note 4)	1,203,262
Transfer agent fees	207,305
Administration and accounting fees	182,677
Legal fees	69,424
Custodian fees	54,052
Registration fees	37,489
Compliance service fees	27,373
Postage and printing fees	24,053
Trustees fees (Note 5)	19,340
Audit fees	11,240
12b-1 fees (Investor Shares) (Note 4)	33,371
Insurance fees	7,774
Other expenses	11,574

Total Expenses	1,888,934

Net Investment Income	2,800,705

Net Realized and Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Realized Gain from Investments and Foreign Currency Related Transactions (Notes 2B & 6):
Net realized gain from investments	6,708,174
Net realized gain from foreign currency transactions	16,044

Net Realized Gain	6,724,218

Net Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Related Translations:
Net change in unrealized appreciation/(depreciation) on investments	(27,511,010)
Net change in unrealized appreciation/(depreciation) on foreign currency translations	(7,930)

Net change in unrealized appreciation/(depreciation)	(27,518,940)

Net Realized and Unrealized Loss on Investments and Foreign Currency Related Translations	(20,794,722)

Net Increase in Net Assets Resulting from Operations	$(17,994,017)

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020
Investment Activities:
Net investment income	$2,800,705	$988,635
Net realized gain from investments and foreign currency transactions	6,724,218	19,920,336
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(27,518,940)	133,160,961

Net increase in net assets resulting from operations	(17,994,017)	154,069,932

Distributions to Shareholders from distributable earnings:
Class A Shares	—	(19,091,032)
Investor Shares	—	(1,082,121)

Total distributions to shareholders from distributable earnings	—	(20,173,153)

Capital Share Transactions:
Net increase in net assets from capital share transactions (Note 3)	64,756,725	59,468,301

Total Increase in Net Assets	46,762,708	193,365,080

Net Assets:
Beginning of the period	427,826,710	234,461,630

End of the period	$474,589,418	$427,826,710

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS

STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES

For a share outstanding throughout each year

Class A Shares	(Unaudited) Six Months Ended June 30,		For the Years Ended December 31,

	2021		2020	2019	2018	2017	2016
Net asset value at the beginning of period	$97.00		$62.92	$48.48	$55.54	$47.78	$46.46

Investment Operations
Net investment income*	0.58		0.26	0.09	0.09	0.90	0.54
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(3.99)		38.60	17.84	(3.94)	9.18	2.55

Total from investment operations	(3.41)		38.86	17.93	(3.85)	10.08	3.09

Distributions
From net investment income	—		(0.07)	(0.26)	(0.33)	(1.03)	(0.67)
From net realized gains	—		(4.71)	(3.23)	(2.88)	(1.29)	(1.10)

Total distributions	—		(4.78)	(3.49)	(3.21)	(2.32)	(1.77)

Net asset value at end of period	$93.59		$97.00	$62.92	$48.48	$55.54	$47.78

Total return (Sales load not reflected)	(3.52)%		61.76%	36.98%	(6.93)%	21.08%	6.66%
Net assets, end of the period (in thousands)	$445,534		$404,594	$228,348	$170,699	$209,804	$179,974
Ratio of expenses to average net assets	0.81%	**	0.96%	1.08%	1.12%	1.07%	1.12%
Ratio of net investment income/(loss) to average net assets	1.24%	**	0.36%	0.16%	0.17%	1.64%	1.12%
Portfolio turnover	3.20%		20.34%	18.78%	17.77%	11.31%	30.44%
Number of shares outstanding at end of the period	4,760,508		4,171,206	3,629,088	3,520,688	3,777,599	3,766,734

*	The selected per share data was calculated using the average shares outstanding method for the period.
**	Annualized

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS

STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES

For a share outstanding throughout each year

Investor Shares	(Unaudited) Six Months Ended June 30,		For the Years Ended December 31,

	2021		2020	2019	2018	2017	2016
Net asset value at the beginning of period	$96.52		$62.74	$48.36	$55.41	$47.71	$46.39

Investment Operations
Net investment income/(loss)*	0.46		0.08	(0.05)	(0.04)	0.76	0.42
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(3.97)		38.41	17.79	(3.92)	9.15	2.56

Total from investment operations	(3.51)		38.49	17.74	(3.96)	9.91	2.98

Distributions
From net investment income	—		—	(0.13)	(0.21)	(0.92)	(0.56)
From net realized gains	—		(4.71)	(3.23)	(2.88)	(1.29)	(1.10)

Total distributions	—		(4.71)	(3.36)	(3.09)	(2.21)	(1.66)

Net asset value at end of period	$93.01		$96.52	$62.74	$48.36	$55.41	$47.71

Total return	(3.63)%		61.35%	36.68%	(7.15)%	20.76%	6.42%
Net assets, end of the period (in thousands)	$29,055		$23,232	$6,114	$3,671	$3,275	$1,848
Ratio of expenses to average net assets	1.06%	**	1.21%	1.33%	1.37%	1.32%	1.37%
Ratio of net investment income/(loss) to average net assets	0.99%	**	0.11%	(0.09)%	(0.08)%	1.39%	0.87%
Portfolio turnover	3.20%		20.34%	18.78%	17.77%	11.31%	30.44%
Number of shares outstanding at end of the period	312,378		240,704	97,453	75,901	59,105	38,727

*	The selected per share data was calculated using the average shares outstanding method for the period.
**	Annualized

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2021

(Unaudited)

1) ORGANIZATION – New Alternatives Fund (the “Trust”) was organized as a Delaware statutory trust on June 12, 2014. The Trust currently offers one series of shares, also known as “New Alternatives Fund” (the “Fund”). The Fund is the successor to New Alternatives Fund, Inc. (the “Predecessor Company”), a New York corporation that commenced operations in 1982. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). On November 14, 2014, the Predecessor Company was reorganized into the Fund. The Fund was organized for the purpose of continuing the investment operations and performance history of the Predecessor Company and prior to the reorganization had no substantial assets or prior history of investment operations. The Fund currently offers two classes of shares: Class A Shares and Investor Shares. Class A Shares represent a continuance of the original class of shares offered by the Predecessor Company. Class A Shares are sold subject to a front-end sales charge. Class A Shares of the Fund do not have any distribution (i.e., Rule 12b-1) charges, service charges or redemption fees. Investor Shares are not subject to a sales charge but are subject to a 2.00% redemption fee imposed on any Investor Shares redeemed within sixty (60) days of their initial purchase. Any redemption fee imposed is retained by the Fund and is meant to deter short-term trading in Investor Shares and to offset any transaction and other costs associated with short-term trading. For the six months ended June 30, 2021, no redemption fees were imposed on the redemption of Investor Shares. Investor Shares are also subject to 12b-1 fees. The investment objective of the Fund is long-term capital appreciation, with income as a secondary objective. The Fund seeks to achieve its investment objective by investing in equity securities. The equity securities in which the Fund invests consist primarily of common stocks. Other equity securities in which the Fund may invest include “Yieldco’s”, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and publicly-traded master limited partnerships (“MLPs”). The Fund makes investments in a wide range of industries and in companies of all sizes. The Fund invests in equity securities of both U.S. and foreign companies, and has no limitation on the percentage of assets invested in the U.S. or abroad. Under normal market conditions, at least 25% of the Fund’s total assets will be invested in equity securities of companies in the alternative energy industry. “Alternative Energy” or “Renewable Energy” means the production, conservation, storage and transmission of energy to reduce pollution and harm to the environment, particularly when compared to conventional coal, oil or nuclear energy.

2) ACCOUNTING POLICIES – The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The following is a summary of significant accounting policies followed by the Fund.

A. PORTFOLIO VALUATION – The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued based on the official closing price or the last reported sale price on national

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2021

(Unaudited)

securities exchanges where they are primarily traded or on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system as of the close of business on the day the securities are being valued. That is normally 4:00 p.m. Eastern time. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and asked prices prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are amortized based on their cost. Certificates of Deposit are valued at amortized cost, provided such amount approximates market value and are categorized in Level 2.

Non-U.S. equity securities are valued based on their most recent closing market prices on their primary market and are translated from the local currency into U.S. dollars using current exchange rates on the day of valuation. The Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As such, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.

If the market price of a security held by the Fund is unavailable at the time the Fund prices its shares at 4:00 p.m. Eastern time, the Fund will use the “fair value” of such security as determined in good faith by Accrued Equities, Inc., the Fund’s investment advisor, under methods established by and under the general supervision of the Trust’s Board of Trustees. The Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. The Fund does not invest in unlisted securities.

The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

●	Level 1	-	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2	-

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2021

(Unaudited)

●	Level 3	-

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s assets carried at fair value:

	Total Value at 06/30/2021	Level 1 - Quoted Price	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Common Stocks
Alternate Energy	$344,388,487	$340,581,815	$3,806,672	$—
Energy Conservation	31,505,361	31,505,361	—	—
Water Systems & Utilities	24,572,962	24,572,962	—	—
Sustainable Energy Financial Services	22,460,000	22,460,000	—	—
Energy Management	14,011,608	14,011,608	—	—
Transportation	8,462,000	8,462,000	—	—
Recycling & Waste Management	1,545,000	1,545,000	—	—
Warrants	—	—	—	—
Certificates of Deposit	300,000	—	300,000	—

Total	$447,245,418	$443,138,746	$4,106,672	$—

At the end of each calendar quarter, management evaluates the classification of Level 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

The Fund utilizes an external pricing service to fair value certain foreign securities in the event of any significant market movements between the time the Fund valued certain foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Significant market movements were not deemed to have occurred at June 30, 2021, and therefore, the Fund did not utilize the external pricing service model adjustments. Transfers in and out between Levels are based on values at the

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2021

(Unaudited)

end of the period. The Fund did not hold any Level 3 categorized securities during the six months ended June 30, 2021.

B. FOREIGN CURRENCY TRANSLATION – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. If foreign currency translations are not available, the foreign exchange rate(s) will be valued at fair market value using procedures approved by the Trust’s Board of Trustees.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME – Security transactions are accounted for on the trade date (date order to buy or sell is executed). The cost of investments sold is determined by use of specific lots for both financial reporting and income tax purposes in determining realized gains and losses on investments.

D. INVESTMENT INCOME AND EXPENSE RECOGNITION– Dividend income is recorded as of the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable diligence. Interest income, including amortization/accretion of premium and discount, is accrued daily. Return of capital distributions are recorded as a reduction of cost of the related investments. Expenses are accrued on a daily basis. Fund level expenses common to all classes are allocated to each class based upon relative daily net assets of each class.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS – Dividends from net investment income and distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on ex-date. Income dividends and

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2021

(Unaudited)

capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

F. U.S. TAX STATUS – No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

G. USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

H. OTHER – In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

I. ALLOCATION – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

J. CASH – Cash represents amounts held on deposit with the Fund’s custodian bank. Balances at times may exceed federally insured limits.

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2021

(Unaudited)

3) SHARES OF BENEFICIAL INTEREST – There are unlimited, no par value shares of beneficial interest authorized. On June 30, 2021, the Fund’s total shares outstanding were 5,072,886. Aggregate paid-in capital including reinvestment of dividends was $313,130,826. Transactions in shares of beneficial interest were as follows:

	For the Six Months Ended		For the Year Ended
	June 30, 2021		December 31, 2020
	Shares	Amount	Shares	Amount
Class A Shares
Shares of beneficial interest sold	878,494	$84,586,316	983,674	$71,993,179
Reinvestment of distributions	—	—	173,948	16,872,102
Redemptions	(289,192)	(26,878,290)	(615,504)	(40,807,869)

Net Increase	589,302	$57,708,026	542,118	$48,057,412

	For the Six Months Ended		For the Year Ended
	June 30, 2021		December 31, 2020
	Shares	Amount	Shares	Amount
Investor Shares
Shares of beneficial interest sold	134,217	$12,710,503	146,897	$11,502,944
Reinvestment of distributions	—	—	10,295	993,669
Redemptions	(62,543)	(5,661,804)	(13,941)	(1,085,724)

Net Increase	71,674	$7,048,699	143,251	$11,410,889

4) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES – Accrued Equities, Inc. (“Accrued Equities” or the “Advisor”), an SEC registered investment advisor and broker-dealer, serves as investment advisor to the Fund pursuant to an Investment Advisory Agreement, and as an underwriter (but not a principal underwriter) of the Fund’s shares pursuant to a Sub-Distribution Agreement. For its investment advisory services, the Fund pays Accrued Equities an annual management fee of 1.00% of the first $25 million of average daily net assets; 0.50% of the next $475 million of average daily net assets; and 0.40% of average daily net assets more than $500 million. The Fund incurred management fees of $1,203,262 for the six months ended June 30, 2021.

The Fund pays no remuneration to two of its trustees, David J. Schoenwald and Murray D. Rosenblith, who are also officers and owners of Accrued Equities.

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2021

(Unaudited)

Foreside Funds Distributors LLC (the “Distributor”) serves as the principal underwriter of the Fund pursuant to a Distribution Agreement for the limited purpose of acting as statutory underwriter to facilitate the distribution of shares of the Fund. The Distributor has entered into a Sub-Distribution Agreement with Accrued Equities. Effective May 1, 2017, the Fund charges a maximum front-end sales charge of 3.50% on most new sales of the Fund’s Class A Shares. Of this amount, the Distributor and Accrued Equities receive the net underwriter commission and pay out the remaining sales commission to other brokers who actually sell new Class A Shares. Their share of the sales commission may vary. The aggregate underwriter commissions on all sales of Class A Shares of the Fund during the six months ended June 30, 2021 was $140,477 and the amounts received by the Distributor and Accrued Equities were $46,826 and $93,651, respectively. The Distributor and Accrued Equities are also entitled to receive sales commissions for the sale of Class A Shares. For the six months ended June 30, 2021, the Distributor and Accrued Equities received $9,225 and $32,629 in sales commissions, respectively, for the sale of Class A Shares of the Fund. Underwriter commissions and sales commissions received by the Distributor are set aside by the Distributor and used solely for distribution-related expenses.

Investor Shares of the Fund are not subject to a sales charge. The Fund has adopted a distribution plan (the “Rule 12b-1 Plan”) for its Investor Shares in accordance with the requirements of Rule 12b-1 under the 1940 Act. The Rule 12b-1 Plan provides that the Fund may pay a fee to Accrued Equities, the Distributor, or certain broker-dealers, investment advisers, banks or other financial institutions at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Shares to finance certain activities primarily intended to sell such Investor Shares. For the six months ended June 30, 2021, 12b-1 Fees of $33,371 were accrued by the Investor Shares of the Fund.

The Board of Trustees has authorized the Class A Shares of the Fund to pay sub-transfer agent fees to financial intermediaries, including securities dealers, that provide shareholder account-related services to their customers who own Class A Shares of the Fund, or to reimburse Accrued Equities for such expenses it reimbursed on behalf of the Class A Shares. The sub-transfer agent services provided must be necessary and may not duplicate services already provided by a Fund service provider. The sub-transfer agent services may not be for distribution-related services. The fees paid by the Class A Shares may not exceed the fees that would have been incurred by customers of the financial intermediaries if they maintained their customer account directly with the Fund.

5) TRUSTEES’ FEES – For the six months ended June 30, 2021, the Fund paid trustees’ fees of $39,000 to its Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”).

For the six months ended June 30, 2021, each Independent Trustee received an annual fee of $9,000 for their services as an Independent Trustee of the Trust. As Vice-Chairperson of the Trust’s Board of Trustees, Sharon Reier received an additional annual fee of $1,000. Each member of the

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2021

(Unaudited)

Audit Committee received an additional $500 annual fee and Susan Hickey, Chairperson of the Audit Committee, received an additional annual fee of $500. The Independent Trustees are also entitled to receive reimbursement of “coach” travel expenses to attend Board Meetings. The Trustees and Officers of the Trust who are officers and owners of the Advisor do not receive compensation from the Fund for their services and are paid for their services by the Advisor. The Fund’s Chief Compliance Officer is not an officer or employee of the Advisor and is compensated directly by the Fund for his services.

6) PURCHASES AND SALES OF SECURITIES – For the six months ended June 30, 2021, the aggregate cost of securities purchased totaled $75,433,530. Net realized gains (losses) were computed on a specific lot basis. The proceeds received on sales of securities for the six months ended June 30, 2021 was $13,800,458.

7) FEDERAL INCOME TAX INFORMATION – At June 30, 2021, the federal tax basis cost and aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Cost of investments for tax purposes	$293,436,890

Unrealized appreciation for tax purposes	$156,014,989
Unrealized depreciation for tax purposes	(2,206,461)

Net unrealized appreciation on investments and foreign currency translation	$153,808,528

The tax character of distributions paid during 2020 and 2019 was as follows:

Distributions paid from:	2020	2019
Ordinary Income	$890,822	$1,102,925
Long-Term Capital Gains	19,282,331	11,307,018

	$20,173,153	$12,409,943

For federal income tax purposes, distributions from net investment income and short-term capital gains are treated as ordinary income dividends.

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2021

(Unaudited)

As of December, 31 2020, the components of distributable earnings (deficit) on a tax basis were as follows:

Distributions in Excess of Net Investment Income	$(14,980)
Net Unrealized Appreciation on
Investments and Foreign Currency Translations*	179,467,589

$179,452,609

*	The primary difference between distributable earnings on a book and tax basis is due to wash sale losses, investments in partnerships and other book tax cost differences.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

8) RISKS - Foreign Securities – Investing in foreign securities (including depositary receipts traded on U.S. exchanges but representing shares of foreign companies) involves more risks than investing in U.S. securities. Risks of investing in foreign companies include currency exchange rates between foreign currencies and the U.S. dollar. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Brokerage commissions and other fees may be higher for foreign securities. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards as U.S. companies. These risks can increase the potential for losses in the Fund and affect its share price.

Concentration –Under normal market conditions, at least 25% of the Fund’s total asset will be invested in equity securities of companies in the Alternative Energy industry. A downturn in this group of industries would have a larger impact on the Fund than on a fund that does not concentrate its investments. As of June 30, 2021, the Fund had 72.6% of its net assets invested in Alternative Energy companies.

COVID-19 – Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to its long-term implications. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Fund management is continuing to monitor this development and evaluate its impact on the Fund.

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2021

(Unaudited)

9) SUBSEQUENT EVENTS – Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring disclosure.

NEW ALTERNATIVES FUND

OTHER INFORMATION

(Unaudited)

1) PROXY VOTING – The Fund has proxy voting policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund which are available: (1) without charge, upon request by calling the Fund at 800-423-8383 and (2) in the Fund documents filed with the SEC on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent twelve-month period ended June 30 is available on Form N-PX: (1) without charge, upon request, by calling the Fund at 800-423-8383 and (2) on the SEC’s website at http://www.sec.gov.

2) QUARTERLY PORTFOLIO SCHEDULES – The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended March 31 and September 30) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT are available on: (1) the SEC’s website at http://www.sec.gov and (2) on the Fund’s website at https://www.newalternativesfund.com.

3) RE-APPROVAL OF INVESTMENT ADVISORY AGREEMENT – Accrued Equities, Inc. (the “Advisor”) serves as the investment adviser to New Alternatives Fund (the “Fund”). The Board of Trustees most recently approved the continuance of the investment advisory agreement between the Fund and the Advisor (the “Advisory Agreement”) at a special meeting of the Board of Trustees held on March 25, 2021. The March 25, 2021 special meeting was called, in part, to act upon the continuance of such Advisory Agreement. At this special meeting, the Board of Trustees approved the continuance of such Advisory Agreement for a period of one year beginning March 31, 2021, under the same terms and conditions, including the provision for fees. This approval by the Board of Trustees included the approval by a majority of the trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended, and by a majority of the entire Board.

The Advisor serves as the investment adviser to the Fund. The Advisor previously served as the investment adviser to New Alternatives Fund, Inc. (the “Predecessor Company”), a New York corporation that commenced operations in 1982. On November 14, 2014, the Predecessor Company was reorganized into the Class A Shares of the Fund. The Fund was organized to continue the investment operations and performance history of the Predecessor Company.

It was noted that the Independent Trustees were represented by independent counsel.

Prior to the special meeting, the Board received and reviewed certain materials concerning the Advisory Agreement. The materials included: (i) a memorandum prepared by independent counsel setting forth the Board’s fiduciary duties, responsibilities and the factors they should consider in their evaluation of the renewal of the Advisory Agreement; (ii) a proposed resolution; (iii) Form ADV, Part I for the Advisor; (iv) audited financial information for the Advisor for its fiscal year ended December 31, 2020; (v) an organizational chart for the Advisor; (vi) a copy of the Advisory

NEW ALTERNATIVES FUND

OTHER INFORMATION

(Unaudited)

Agreement; (vii) a copy of the Advisor’s response to a request for information necessary to evaluate the terms of the Advisory Agreement renewal (the “Advisor Questionnaire”); and (viii) a compliance program certificate.

At the special meeting, the Board was given the opportunity to speak with the Advisor’s Chief Compliance Officer and the Trust’s Chief Compliance Officer.

The Board noted that some of the information received in the Board materials referred to the historical relationship between the Advisor and the Predecessor Company.

The Advisor Questionnaire provided to the Board contained detailed information concerning the Advisor and the Advisory Agreement, including: (i) information on the Advisor, its business and its services; (ii) information concerning the employees of the Advisor who service the Fund; (iii) information on the Advisor’s investment process; (iv) performance information comparing the Fund and the Predecessor Company to other, similar mutual funds and to the Fund’s broad-based benchmark index; (v) information on the Advisor’s trading and brokerage practices; (vi) information concerning investment advisory fees paid to the Advisor by the Fund; (vii) information concerning other fees earned by the Advisor with respect to its relationship with the Fund, such as net underwriting fees, sales commissions for the sale of the Fund’s shares and Rule 12b-1 fees; (viii) information concerning investment advisory fees and total operating expenses as a percentage of net assets paid by the Fund and other, similar mutual funds; and (ix) other information concerning the Advisor, such as information concerning its compliance procedures, code of ethics and insurances.

Independent counsel reviewed with the Board various sections of the Advisor Questionnaire and the Advisor’s audited financial statements.

The Board of Trustees, including a majority of the Independent Trustees, decided to approve the renewal of the Advisory Agreement for a one year period commencing March 31, 2021 based upon their evaluation of: (i) the long-term relationship between the Advisor and the Fund, including the Predecessor Company; (ii) the Advisor’s commitment to the Fund’s investment objectives and its socially responsible investment policies, and the Advisor’s ability to manage the Fund’s portfolio in a manner consistent with those objectives and policies; (iii) the depth of experience and expertise of the Advisor with regard to the alternative energy market; (iv) the nature, extent and quality of the services provided; (v) the historical performance of the Fund, including the Predecessor Company; and (vi) the costs of the services provided and the profitability of the Advisor from its relationship with the Fund.

In general, the Independent Trustees considered it to be most significant that the proposed investment advisory arrangements would assure a continuity of relationships to service the Fund. The Board also noted that the Advisor continued to provide investment advisory services exclusively to the Fund and that the firm has been committed to alternative energy investing since the Predecessor Company’s inception 39 years ago.

NEW ALTERNATIVES FUND

OTHER INFORMATION

(Unaudited)

The Board considered the nature, quality and scope of the investment advisory services that had been provided to the Fund and the Predecessor Company by the Advisor in the past and the services that are expected to continue in the future. Further, the Board considered the Advisor’s personnel assigned to service the Fund. The Board noted that the Advisor had remained open during the COVID 19 pandemic and that there was no interruption in service to the Fund. The Board also noted two recent additions to the Advisor’s staff, and a proposal to add additional employees to the extent that the Advisor could economically do so. It was noted that Mr. Rosenblith was now a minority shareholder in the Advisor. The Board considered the recent large increase in assets in the Fund. The Advisor represented to the Board that the size of the Fund was still manageable by the portfolio management team currently in place. The Board concluded that the nature, quality and scope of the investment advisory services provided by the Advisor were very good.

The Board considered the performance results of the Fund, including the Predecessor Company, over various time periods. They reviewed information comparing the Fund’s performance with the performance of other, similar mutual funds and with its broad-based benchmark index. The Fund’s industry peer group was comprised of two other socially responsible mutual funds with an international scope and a focus on the environment and renewable energy. The Board reviewed the Fund’s performance both with the sales load factored in and without the sales load. This was done because one of the funds in the industry peer group and the broad-based benchmark index do not have sales loads. Both classes of the Fund’s shares outperformed one of its industry peer group funds for the one-year, five-year and ten-year (or life of the fund) periods ended December 31, 2020. The Fund’s Class A Shares, without sales load, underperformed the other industry peer group fund for the one-year and five-year periods, and outperformed this same industry peer group fund for the ten-year (or life of the fund) period ended December 31, 2020; the Investor Shares were not in operation for the ten-year period. Both classes of the Fund’s shares outperformed its broad-based benchmark index for the one-year and five-year periods ended December 31, 2020. The Class A Shares underperformed its broad-based benchmark index for the ten-year period ended December 31, 2020; the Investor Shares were not in operation for the ten-year period. The Board was very pleased with the Fund’s asset growth and strong performance.

The Board considered the investment advisory fees and other expenses paid by the Fund directly and in comparison to information regarding the fees and expenses incurred by the Fund’s industry peer group. The Board noted that the investment advisory fee for the Fund had break points that lowered the investment advisory fee rate as Fund assets reached certain levels. The Board also noted that the other comparable funds in its industry peer group were each subject to an expense limitation cap but that the Fund’s expense ratio reflected total gross expenses, without any waivers or expense reimbursements. The Advisor’s investment advisory fee as a percentage of average net assets, giving effect to the breakpoint fee schedule, was significantly lower than that of its industry peers. In

NEW ALTERNATIVES FUND

OTHER INFORMATION

(Unaudited)

addition, total annual fund operating expenses of the Fund were comparable to or lower than that of its industry peer group. Based on the foregoing, the Board determined that the investment advisory fee was appropriate.

The Independent Trustees reviewed and discussed other aspects of the Advisor, such as the profitability of the Advisor, the benefits each party received from their long-term relationship, the Advisor’s entrepreneurial risks, and the fact that the Advisor was eligible to receive other compensation from the relationship. The Board noted favorably that the Advisor was using its own resources to assist in the sales and marketing activities of the Fund.

The audited financial information provided by the Advisor indicated that the Advisor was well capitalized and profitable. In addition, the Board noted that the Advisor had no expense limitation commitments with the Fund.

The Board noted that the Advisor was also a registered broker-dealer and was eligible to receive underwriting fees and sales commissions on the sale of Fund shares, as well as fees from the Investor Shares’ Rule 12b-1 plan. The Board noted that two of the trustees, David J. Schoenwald and Murray D. Rosenblith, were owners, directors and/or officers of the Advisor, and would benefit by the approval of the investment advisory and underwriting agreements, and the continuation of the Rule 12b-1 plan for Investor Shares.

The Board reviewed the Advisor’s brokerage policies noting that the Advisor does not engage in any directed brokerage or soft dollar transactions. Best price and execution were the Advisor’s brokerage criteria.

In their deliberations, the Board did not rely upon comparisons of the services to be rendered and the amounts to be paid under the contract with those under other investment advisory contracts, such as contracts of the same and other investment advisers with other registered investment companies or other types of clients (e.g., pension funds and other institutional investors). These factors were considered not to be relevant in a situation where the Board was determining whether to re-approve the agreement with an existing entity on the same terms and conditions. Such factors would be relevant to considering and approving new investment advisory agreements with other investment advisory entities. In addition, the Advisor does not service any other investment advisory accounts.

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Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrant, which is an open-end management investment company.

Item 6. Investments.

(a)	The full Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant, which is an open-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant, which is an open-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant, which is an open-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the

Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

Based on his evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) as of a date within 90 days of the filing date of this report, the Registrant’s principal executive officer and principal financial officer has concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to him by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) New Alternatives Fund

By (Signature and Title)*/s/ David J. Schoenwald
David J. Schoenwald, President and Treasurer
(principal executive officer and principal financial officer)

Date: September 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ David J. Schoenwald
David J. Schoenwald, President and Treasurer
(principal executive officer and principal financial officer)

Date: September 1, 2021

* Print the name and title of each signing officer under his or her signature.